Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mollie H. Carter, the Chief Executive Officer of FirstSun Capital Bancorp (the “Company”), hereby certify that, to my knowledge:
1. The quarterly report of the Company on Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2021

                            /s/ Mollie H. Carter
                            ________________________________
                            Mollie H. Carter
                            Chief Executive Officer
                            (Principal Executive Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Cafera, Jr., the Executive Vice President and Chief Financial Officer of FirstSun Capital Bancorp (the “Company”), hereby certify that, to my knowledge:
1. The quarterly report of the Company on Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2021

                            /s/ Robert A. Cafera, Jr.
________________________________
                            Robert A. Cafera, Jr.
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial Officer)